UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2000

AMERICAN CHAMPION ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State of Other Jurisdiction of Incorporation)

333-18967	94-3261987
(Commission File Number)	(IRS Employer Identification Number)

22320 Foothill Boulevard, Suite 260
Hayward, California    94541
(Address of principal executive offices including zip code)

(510)-728-0200
(Registrant's telephone number, including area code)

1694 The Alameda, Suite 100, San Jose, California    95126
(Former name or former address, if changed since last report)

ITEM 2. Acquisition or Disposition of Assets

On December 20, 2000, American Champion Entertainment, Inc. ("ACEI" or the "Company") has received final approval from the State Commerce and Administration Bureau of China regarding the Company's ownership of Beijing Wisdom Network Technology Company Limited ("BA Network") and has consummated the Company's acquisition of 80% of the common stock of BA Network on that date. The acquisition is effective as of September 27, 2000 when shareholders of the Company approved the acquisition.

Pursuant to the acquisition agreement, the Company has paid BA Network $300,000 in cash on October 1, 2000 as initial payment. For the years 2000, 2001 and 2002, the Company has agreed to pay BA Network $1,184,097, $1,457,349 and $1,730,603, respectively. Such amounts assume BA Network meets projections previously provided to the Company and will be adjusted accordingly if such projections are incorrect. The amount for the year 2000 may be paid in either cash or shares of the Company's Common Stock, at the election of BA Network at the time such payments are due. The amounts for the years 2001 and 2002 are payable in shares of the Company.

BA Network is a limited company established in Beijing on June 10, 1997. The company has an operating history of ten years but focused on its core business since 1997, and financial results from operations began to show significance in the year 1999. The main business of BA Network is computer and communication network deployment, apartment and office building security automation and related consulting services. BA Network provides and installs optical fiber cable lines in buildings throughout the country, providing the newest large bandwidth optical fiber technology to equip users with high capacity voice and data lines, and faster access to the Internet.

ITEM 5. Other Events.

NONE

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired

(b) Pro Forma Financial Information

(c) Exhibits

Number	Description
10.1	Agreement, dated as of March 27, 2000 and effective as of September 27, 2000, by and among American Champion Entertainment, Inc., Beijing Wisdom Network Technology Company, Ltd., and the Shareholders of Beijing Wisdom Network Company, Ltd.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

AMERICAN CHAMPION ENTERTAINMENT, INC.

(Registrant)
Date: December 29, 2000

By:	/s/ Anthony K. Chan

Anthony K. Chan
President and Chief Executive Officer

The following is the independent auditors' report on Beijing Wisdom Network Technology Company, Ltd. for the year ended December 31, 1999.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of Beijing American Champion Entertainment Inc. :
(A limited company established in the People's Republic of China)

We have audited the accompanying balance sheet of Beijing Wisdom Net Technology Co., Ltd. (the "Company") as of December 31, 1999 and the related statements of operations, owners' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 1999 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte Touche Tohmatsu Shanghai CPA

May 8, 2000

BEIJING WISDOM NET TECHNOLOGY CO., LTD.
BALANCE SHEET

ASSETS                                              December 31, 1999
                                                        RMB
Current assets:
Cash and cash equivalents                              451,281
Accounts receivable, trade                           3,000,000
Other receivables                                      135,233
Amount due from shareholders (Note 8)                  300,000
Inventories                                          1,193,540
                                                   -----------
Total current assets                                 5,080,054

Property and equipment, net (Note 4)                   384,660
                                                   -----------
Total assets                                         5,464,714
                                                   ===========
LIABILITIES AND INVESTORS' EQUITY
Current liabilities:
Accounts payable, trade                                 40,000
Advances from customers                                441,251
Income tax payable                                     699,572
Other taxes payable (Note 5)                         1,536,079
Other payables                                          84,164
Amount due to shareholders (Note 8)                    548,113
                                                   -----------
Total current liabilities                            3,349,179

Owners' equity
Paid-in capital                                        500,000
Retained earnings                                    1,615,535
                                                   -----------
                                                     2,115,535

Total liabilities and investors' equity              5,464,714
                                                   ===========

See accompanying notes to financial statements

BEIJING WISDOM NET TECHNOLOGY CO., LTD.
STATEMENT OF OPERATIONS

                                                    Year ended
                                                    December 31, 1999
                                                       RMB
Revenues                                            10,093,410
Cost of sales                                        6,782,098
                                                   -----------
Gross profit                                         3,311,312

Operating expenses:
Selling expenses                                       115,924
Administrative expenses                              1,077,735
                                                   -----------
Total operating expenses                             1,193,659
                                                   -----------
Operating income                                     2,117,653

Interest income                                          2,260
                                                   -----------
Income before income tax                             2,119,913

Income tax (Note 6)                                    699,572
                                                   -----------
Net income                                           1,420,341
                                                   ===========

See accompanying notes to financial statements.

BEIJING WISDOM NET TECHNOLOGY CO., LTD.
STATEMENT OF OWNERS' EQUITY

                 Paid-in capital   Retained earnings   Total owners' equity
                      RMB                RMB                 RMB
                 ---------------   -----------------   --------------------
Balance at
January 1, 1999         500,000             195,194                695,194

Net Income                -               1,420,341              1,420,341
                 ---------------   -----------------   --------------------
Balance at
December 31, 1999       500,000           1,615,535              2,115,535
                 ===============   =================   ====================

See accompanying notes to financial statements.

BEIJING WISDOM NET TECHNOLOGY CO., LTD.
STATEMENT OF CASH FLOWS

                                                    Year ended
                                                    December 31, 1999
                                                       RMB
Cash flows from operating activities:
  Net income                                          1,420,341
  Adjustments to reconcile net income to net cash
  provided by operating activities:
  Depreciation and amortization                          63,112
  Changes in assets and liabilities:
    Accounts receivable, trade                       (3,000,000)
    Advances to suppliers                                 5,000
    Other receivables                                  (596,041)
    Inventories                                        (344,506)
    Accounts payable, trade                              40,000
    Advances from customers                              75,285
    Income tax payable                                  699,572
    Other taxes payable                               1,567,378
    Other payables and accrued expenses                 322,063
                                                     -----------
Net cash provided by operating activities               252,204
                                                     -----------
Cash used in investing activities:
  Purchase of property and equipment                   (307,823)
                                                     -----------
Decrease in cash and cash equivalents                   (55,619)

Cash and cash equivalents, beginning of year            506,900

Cash and cash equivalents, end of year                  451,281

See accompanying notes to financial statements.

BEIJING WISDOM NET TECHNOLOGY CO., LTD.
NOTES TO FINANCIAL STATEMENTS

1. COMPANY BACKGROUND

Beijing Wisdom Net Technology Co., Ltd. ("the Company") is a limited company established on June 10, 1997 by three shareholders: Mr. Cheng Dong (34%), Mr. Lin Tao (33%) and Ms. Zhou Xin (33%) with an operating period of 10 years. The total registered capital of the Company is RMB500,000. The main business of the Company is computer and communication network deployment, apartment and office building security automation deployment and related consulting sevices.

The Company's books of accounts are maintained in Renminbi ("RMB") in which currency the majority of the Company's transactions are denominated.

2. BASIS OF PREPARATION OF FINANCIAL STATEMENTS

The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("US GAAP"). This basis of accounting differs from that used in the statutory financial statements of the Company, which are required to be prepared in accordance with the accounting principles and the relevant financial regulations as established by the Ministry of Finance of the People's Republic of China ("PRC GAAP").

The principal adjustments made to conform the statutory financial statements of the Joint Ventures to US GAAP included the following:

(i) Reclassification of leasehold improvements;

(ii) Reclassification of pre-operating expenses;

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The principal accounting policies which have been adopted in preparing these financial statements and which conform with US GAAP are as follows:

Cash and cash equivalents

Cash and cash equivalents represent cash on hand and deposits in banks with an original maturity of three months or less.

Inventories

Inventories representing hardware and parts are stated at the lower of cost or market.

Property and equipment

Property and equipment is stated at cost. Depreciation is computed using the straight-line method with no salvage value, over the estimated useful lives as follows:

Electronic equipment                    5 years
Office equipment                        5 years
Motor vehicles                          5 years
Leasehold improvements             Lease period

Impairment

The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may no longer be recoverable. An impairment loss, measured based on the fair value of the asset, is recognized if expected future undiscounted cash flows are less than the carrying amount of the assets.

Revenue recognition

Revenue is recognized when the earning process is completed. Revenues are presented net of sales taxes.

Comprehensive income

Statement of Financial Accounting Standards (SFAS) No. 130 (Reporting Comprehensive Income) requires that an enterprise report, by major components and as a single total, the change in its net assets during the period from non-owner sources. The Company does not have any item of other comprehensive income, therefore the net income reported in the statement of operations is equivalent to the total comprehensive income.

Income taxes

Deferred income taxes are provided under the asset and liability method. Under this method, deferred income taxes are recognized for all significant temporary differences and classified as current or non-current based on the classification of the related asset or liability in the financial statements. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not, that some portion of, or all of, the deferred tax asset will not be realized.

Use of estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4. PROPERTY AND EQUIPMENT

                                                 December 31, 1999
                                                    RMB
Electronic equipment                             167,939
Office equipment                                  47,426
Motor vehicles                                   147,624
Leasehold improvements                           112,059
                                                 ---------
                                                 475,048

Less: Accumulated depreciation                   (90,388)
                                                 ---------
                                                 384,660
                                                 =========

5. OTHER TAXES PAYABLE

                                       December 31, 1999
                                          RMB
Value added tax ("VAT")                1,401,988
City tax                                  97,163
Individual income tax withheld            36,928
                                       ----------
Total                                  1,536,079

6. INCOME TAXES

The Company is subject to PRC income tax at a rate of 33%. There are no material temporary differences as the principal effect of adjustments made to conform PRC statutory accounts to US GAAP had no income statement impact.

7. EMPLOYEE RETIREMENT BENEFITS AND POST-RETIREMENT BENEFITS

The Company's employees are entitled to a retirement pension calculated with reference to their basic salaries on retirement in accordance with a government managed pension plan. The PRC government is responsible for the pension liability to these retired employees. The Company is required to make contributions at 14% of the monthly basic salaries of the current full-time employees. The Company is not obligated under any other retirement plans, and post-employment benefit obligations are not material. The Company's expense was RMB42,522 in 1999.

8. RELATED PARTY TRANSACTIONS

Balances with shareholders are as follows:

                                               December 31, 1999
                                                  RMB
Amounts receivable from a shareholder:
  Lin Tao                                      300,000
                                               --------
Total                                          300,000
                                               ========

This is the advance for expenses to the shareholder for general business purpose. The Company will reconcile with Mr. Lin at a regular basis.

Amounts payable to shareholders:
  Cheng Dong                                   278,250
  Zhou Xin                                     269,863
                                               --------
Total                                          548,113
                                               ========

The above amounts are all non-interest bearing, unsecured and repayable on demand.

9. CONTINGENCIES

In 1999, the Company did not file tax returns and pay VAT amounting to RMB1,388,036 and income tax of RMB699,572. Such amounts have been accrued in these financial statements. Under PRC tax regulations, taxpayers are required to file their VAT and income tax returns by the 10th of the following month and the 15th day of the month following each calendar quarter, respectively. Delays in filing tax return and tax payment may result in tax authorities imposing late payment interest at 0.2% on a daily basis. Late payment penalties may also be imposed at the discretion the of tax authorities. Such amounts, however, depend on negotiation with the tax authorities, and is not determinable by the management.

10. FINANCIAL INSTRUMENTS

The carrying values of financial instruments, including cash and cash equivalents, accounts and other receivables and other payables are equal to their approximate fair value because of the relatively short maturity of those instruments.

# End of Notes to Financial Statements from Independent Auditors' Report.#

The audited financial statements of BA Network for the year ended December 31, 1999 is provided in the Chinese local currency of Ren Min Bi (RMB). Figures in the following supplemental schedules are converted by management of American Champion Entertainment, Inc. into U.S. Dollars by dividing the value in RMB by 8.3 which was the exchange rate as quoted by Bank of China as of June 30, 2000.

Supplemental Schedule of Beijing Wisdom Net Technology Co. Ltd.
Financial Statements Converted to US Dollars at 8.3 RMB to 1 US$

BEIJING WISDOM NET TECHNOLOGY CO., LTD.
SUPPLEMENTAL BALANCE SHEET - IN US DOLLARS

ASSETS                                         December 31, 1999
                                                  US$
Current assets:
Cash and cash equivalents                         54,371
Accounts receivable, trade                       361,446
Other receivables                                 16,293
Amount due from shareholders (Note 8)             36,145
Inventories                                      143,800
                                               ----------
Total current assets                             612,055

Property and equipment, net (Note 4)              46,345
                                               ----------
Total assets                                     658,399
                                               ==========

LIABILITIES AND INVESTORS' EQUITY
Current liabilities:
Accounts payable, trade                            4,819
Advances from customers                           53,163
Income tax payable                                84,286
Other taxes payable (Note 5)                     185,070
Other payables                                    10,140
Amount due to shareholders (Note 8)               66,038
                                               ----------
Total current liabilities                        403,516

Owners' equity
Paid-in capital                                   60,241
Retained earnings                                194,643
                                               ----------
                                                 254,884

Total liabilities and investors' equity          658,399
                                               ==========

Supplemental Schedule of Beijing Wisdom Net Technology Co. Ltd.
Financial Statements Converted to US Dollars at 8.3 RMB to 1 US$

BEIJING WISDOM NET TECHNOLOGY CO., LTD.
SUPPLEMENTAL STATEMENT OF OPERATIONS - IN US DOLLARS

                                               Year ended
                                               December 31, 1999
                                                  US$
Revenues                                       1,216,073
Cost of sales                                    817,120
                                               ----------
Gross profit                                     398,953

Operating expenses:
Selling expenses                                  13,967
Administrative expenses                          129,848
                                               ----------
Total operating expenses                         143,814

Operating income                                 255,139

Interest income                                      272
                                               ----------
Income before income tax                         255,411

Income tax (Note 6)                               84,286
                                               ----------
Net income                                       171,125
                                               ==========

BEIJING WISDOM NET TECHNOLOGY CO., LTD.
STATEMENT OF OWNERS' EQUITY

                 Paid-in capital   Retained earnings   Total owners' equity
                      US$                US$                 US$
                 ---------------   -----------------   --------------------
Balance at
January 1, 1999          60,241              23,517                 83,758

Net Income                -                 171,125                171,125
                 ---------------   -----------------   --------------------
Balance at
December 31, 1999        60,241             194,643                254,884
                 ===============   =================   ====================

Supplemental Schedule of Beijing Wisdom Net Technology Co. Ltd.
Financial Statements Converted to US Dollars at 8.3 RMB to 1 US$

BEIJING WISDOM NET TECHNOLOGY CO., LTD.
SUPPLEMENTAL STATEMENT OF CASH FLOWS - IN US DOLLARS

                                                    Year ended
                                                    December 31, 1999
                                                       US$
Cash flows from operating activities:
  Net income                                          171,125
  Adjustments to reconcile net income to net cash
    provided by operating activities:
  Depreciation and amortization                         7,604
  Changes in assets and liabilities:
    Accounts receivable, trade                       (361,446)
    Advances to suppliers                                 602
    Other receivables                                 (71,812)
    Inventories                                       (41,507)
    Accounts payable, trade                             4,819
    Advances from customers                             9,070
    Income tax payable                                 84,286
    Other taxes payable                               188,841
    Other payables and accrued expenses                38,803
                                                    ----------
Net cash provided by operating activities              30,386

Cash used in investing activities:
  Purchase of property and equipment                  (37,087)
                                                    ----------

Decrease in cash and cash equivalents                  (6,701)

Cash and cash equivalents, beginning of year           61,072

Cash and cash equivalents, end of year                 54,371

The following are interim financial statements of Beijing Wisdom Network Technology Company, Ltd. for the six month period ended June 30, 2000. These statements are originally provided in the Chinese local currency of Ren Min Bi (RMB). Figures in the US Dollars column are converted by management of American Champion Entertainment, Inc. into U.S. Dollars by dividing the value in RMB by 8.3 which was the exchange rate as quoted by Bank of China as of June 30, 2000.

BEIJING WISDOM NET TECHNOLOGY CO., LTD.
INTERIM BALANCE SHEET

                                           June 30, 2000    June 30, 2000
                                              RMB              US$
                                           (unaudited)      (unaudited)
ASSETS
Current assets:
Cash and cash equivalents                    254,700           30,687
Accounts receivable, trade                20,180,000        2,431,325
Other receivables                            322,833           38,896
Advances to suppliers                        266,606           32,121
Amount due from shareholders                 372,960           44,935
Inventories                                   78,838            9,499
                                          -----------      -----------
Total current assets                      21,475,937        2,587,462

Property and equipment                       304,668           36,707
                                          -----------      -----------
Total assets                              21,780,605        2,624,169
                                          ===========      ===========

LIABILITIES AND INVESTORS' EQUITY
Current liabilities:
Accounts payable, trade                   10,040,000        1,209,639
Advances from customers                      777,500           93,675
Income tax payable                         1,446,495          174,277
Other taxes payable (Note 5)               4,930,680          594,058
Other payables                               194,990           23,493
Amount due to shareholders                   758,113           91,339
                                          -----------      -----------
  Total current liabilities               18,147,778        2,186,479

Stockholders' equity:
Paid-in capital                              500,000           60,241
Retained earnings                          3,132,827          377,449
                                          -----------      -----------
  Total stockholders' equity               3,632,827          437,690

Total liabilites & stockholders' equity   21,780,605        2,624,169
                                          ===========      ===========

Interim financial statements of Beijing Wisdom Network Technology Company, Ltd. for the six month period ended June 30, 2000. - continue

BEIJING WISDOM NET TECHNOLOGY CO., LTD.
INTERIM STATEMENT OF OPERATIONS

                                    Six-month period      Six-month period
                                        ended                 ended
                                    June 30, 2000         June 30, 2000
                                        RMB                   US$
                                    (unaudited)           (unaudited)
Revenues                            18,942,195             2,282,192
Cost of sales                       16,087,164             1,938,213
                                    -----------            ----------
Gross profit                         2,855,031               343,980

Operating expenses:
Selling expenses                        78,053                 9,404
Administrative expenses                514,451                61,982
                                    -----------            ----------
Total operating expenses               592,504                71,386

Operating income                     2,262,527               272,594

Interest income                          1,688                   203
                                    -----------            ----------
Income before income tax             2,264,215               272,797

Income tax                             746,923                89,991
                                    -----------            ----------
Net income                           1,517,292               182,806
                                    ===========            ==========

Interim financial statements of Beijing Wisdom Network Technology Company, Ltd. for the six month period ended June 30, 2000. - continue

BEIJING WISDOM NET TECHNOLOGY CO., LTD.
INTERIM STATEMENT OF OWNERS' EQUITY

                 Paid-in capital   Retained earnings   Total owners' equity
                 (unaudited) RMB   (unaudited) RMB     (unaudited) RMB
                 ---------------   -----------------   --------------------
Balance at
January 1, 2000         500,000           1,615,535              2,115,535

Net Income                -               1,517,292              1,517,292
                 ---------------   -----------------   --------------------
Balance at
June 30, 2000           500,000           3,132,827              3,632,827
                 ===============   =================   ====================

                 Paid-in capital   Retained earnings   Total owners' equity
                 (unaudited) US$   (unaudited) US$     (unaudited) US$
                 ---------------   -----------------   --------------------
Balance at
January 1, 2000          60,241             194,643                254,884

Net Income                -                 182,806                182 806
                 ---------------   -----------------   --------------------
Balance at
June 30, 2000            60,241             377,449                437,690
                 ===============   =================   ====================

Interim financial statements of Beijing Wisdom Network Technology Company, Ltd. for the six month period ended June 30, 2000. - continue

BEIJING WISDOM NET TECHNOLOGY CO., LTD.
INTERIM STATEMENT OF CASHFLOWS

                                       Six-month period    Six-month period
                                             ended               ended
                                         June 30, 2000       June 30, 2000
                                             RMB                 US$
                                         (unaudited)         (unaudited)
Cash flows from operating activities:
  Net income                                 1,517,292             182,806
  Adjustments to reconcile net income to
  net cash provided by operating activities:
  Depreciation and amortization                 79,991               9,637
  Changes in assets and liabilities:
    Accounts receivable, trade             (17,180,000)         (2,069,880)
    Advances to suppliers                     (266,606)            (32,121)
    Other receivables                         (187,600)            (22,602)
    Amount due from shareholders               (72,960)             (8,790)
    Inventories                              1,114,702             134,301
    Accounts payable, trade                 10,000,000           1,204,819
    Advances from customers                    336,249              40,512
    Income tax payable                         746,923              89,991
    Other taxes payable                      3,394,602             408,988
    Other payables                             110,826              13,353
    Amount due to shareholdes                  210,000              25,301
                                            -----------         -----------
Net cash provided by operating activities     (196,581)            (23,684)

Cash used in investing activities:
  Purchase of property and equipment              -                   -

Decrease in cash and cash equivalents         (196,581)            (23,684)

Cash and cash equivalents, beginning of year   451,281              54,371
                                            -----------         -----------
Cash and cash equivalents, end of year         254,700              30,687

The following proforma financial statements for the consolidation of American Champion Entertainment, Inc. and Beijing Wisdom Network Technology Company, Ltd. are provided for the purpose of reflecting purchase accounting.

The Proforma Balance Sheet provides for purchase accounting adjustments with the assumption that the acquisition had taken place on June 30, 2000. The Proforma Statements of Operations for the year ended December 31, 1999 and for the six-month period ended June 30, 2000 demonstrate the effect of the consolidation of operation including amortization of Goodwill.

PROFORMA BALANCE SHEET AS OF JUNE 30, 2000

                                                                                Purchase
Assets                                              ACEI          BA Network    Adjustment    Consolidated
                                                    US$           US$           US$           US$
Cash                                                  211,842        30,687      (200,000)       42,529
Accounts receivable                                 1,099,349     2,431,325          -        3,530,674
Loans receivable, related parties                     114,937                        -          114,937
Prepaid expenses                                       22,164                        -           22,164
Goodwill                                                                          319,183       319,183
Inventories                                                           9,499          -            9,499
Property and equipment                                271,168        36,707          -          307,875
Film costs, net                                     7,561,834                        -        7,561,834
Notes/Other receivable                                354,814        38,896          -          393,710
Advances to suppliers                                                32,121          -           32,121
Amount due from shareholders                                         44,935          -           44,935
Other assets                                          285,029                        -          285,029
                                                    ---------     ---------     ---------    ----------
Total Assets                                        9,921,137     2,624,169       119,183    12,664,489
                                                    =========     =========     =========    ==========

Liabilities
Accounts payable & accrued expenses                   700,957     1,209,639          -        1,910,596
Advances from customers                                              93,675          -           93,675
Income tax payable                                                  174,277          -          174,277
Other tax payable                                                   594,058          -          594,058
Amount due to shareholders                                           91,339          -           91,339
Other                                                                23,493          -           23,493
Deferred revenues                                      16,920                        -           16,920
Long term debt                                      1,154,562                        -        1,154,562
                                                    ---------     ---------     ---------    ----------
Total Liabilities                                   1,872,439     2,186,479          -        4,058,919

Stockholders' Equity
Common stock; paid in capital                      23,167,328        60,241       409,094    23,636,663
Retained earnings/Accum. deficit                  (15,118,631)      377,449      (377,449)  (15,118,631)
Minority Interest                                                                  87,538        87,538
                                                    ---------     ---------     ---------    ----------
Total stockholders' equity                          8,048,697       437,690       119,183     8,605,570
                                                    ---------     ---------     ---------    ----------
Total liabilities & stockholders' equity            9,921,137     2,624,169       119,183    12,664,489
                                                    =========     =========     =========    ==========

Proforma Financial Statements - continue

Note 1:

Purchase price of acquisition is determined by adding the initial payment amount of $300,000 and the contingency payment for the six-month period ended June 30, 2000 which is the sum of Gross Revenue plus Earnings Before Taxes, Depreciation and Amortization (EBITDA) times 80% times 18%. This is the formula for calculation of contingency payments throughout the three-year contingency period as indicated in the Stock Exchange Agreement. Assumption is made here that BA Network elects to be paid $200,000 in cash and the balance of payments in stock at June 30, 2000. The Company believes that it is necessary to include the known amount of the contingency payment for the first two quarters of year 2000 into the purchase price due to the Company's obligation pursuant to the Stock Exchange Contract between the Company and BA Network. The actual payments for the years 2000, 2001 and 2002 may be substantially higher than the amounts indicated in these proforma statements. BA Network projects the amounts may be as high as $1,184,097, $1,457,349 and $1,730,603, respectively. Additional Goodwill will be recorded based on actual payments and amortized over an eight-year period.

Purchase Price
  Initial payment                                                 $300,000
  Contingent payment for 6-month period ended 6/30/2000
    BA Network Gross Revenue                     2,282,396
    BA Network EBITDA
      Income before tax               272,797
      Depreciation & amortization       9,637
    EBITDA                                         282,434

      Total times 80% X 18%                                       $369,335

      Total Purchase Price                                        $669,335

Note 2:

Goodwill calculation

    Total Purchase Price                               $669,335

    Total assets acquired           $2,624,169
    Less liability assumed          (2,186,479)
    Less minority interest          (87,538)
       Net assets acquired             350,152

    Less net assets acquired                           (350,152)

    Goodwill                                            319,183

Note 3:

Goodwill is amortizaed over an eight-year period.

PROFORMA STATEMENT OF OPERATIONS FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2000

                                                    ACEI          BA Network    Pro Forma    Consolidated
                                                    US$           US$           Adjustment   US$
REVENUES

Revenues                                                          2,282,192                   2,282,192
Tuition and related fees                               50,601                                    50,601
Accessories and video sales                               145                                       145
License and sponsorship fees                          465,050                                   465,050
Film income                                            17,268                                    17,268
Interest income                                         9,678           203                       9,881
                                                    ---------     ---------     ---------    ----------
Total Revenue                                         542,742     2,282,396          -        2,825,138

COSTS AND EXPENSES
Cost of sales                                           1,617     1,938,213                   1,939,830
Amortization of film costs                             31,057                                    31,057
Amortization of Goodwill - BA Network                                              19,949        19,949
Salaries and payroll taxes                            561,911                                   561,911
Rent                                                   62,807                                    62,807
Selling, general and administrative                 4,608,036        71,386                   4,679,422
Debenture conversion expense                           83,817                                    83,817
Interest                                               33,295                                    33,295
Beneficial conversion feature of
  debentures                                          372,393                                   372,393
                                                    ---------     ---------     ---------    ----------
Total costs and expenses                            5,754,933     2,009,599        19,949     7,784,480

Net Income/(Loss) before income tax                (5,212,191)      272,797       (19,949)   (4,959,343)

Income Tax                                               -           89,991          -           89,991

Minority interest                                        -             -           36,561        36,561

Net Income/(Loss) after income tax                 (5,212,191)      182,806                  (5,085,895)
                                                    =========     =========                  ==========

Weighted average number of shares outstanding*      6,555,737                     469,335     7,025,072

Basic loss per share                                    (0.80)                                    (0.72)

* adjusted for 1:4 reverse split on January 4, 2000

PROFORMA STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1999

                                                    ACEI          BA Network    Pro Forma    Consolidated
                                                    US$           US$           Adjustment   US$
REVENUES

Revenues                                                          1,216,073                   1,216,073
Tuition and related fees                               73,180                                    73,180
Accessories and video sales                            10,515                                    10,515
Film income                                           517,995                                   517,995
Interest income                                        63,942           272                      64,214
                                                    ---------     ---------     ---------    ----------
Total Revenue                                         665,632     1,216,346          -        1,881,978

COSTS AND EXPENSES
Cost of sales                                           8,174       817,120                     825,294
Amortization of film costs                            450,100                                   450,100
Amortization of Goodwill - BA Network                                              39,898        39,898
Salaries and payroll taxes                            465,532                                   465,532
Rent                                                  243,053                                   243,053
Selling, general and administrative                 3,712,595       143,814                   3,856,409
Debenture conversin expense                           741,210                                   741,210
Interest                                              208,069                                   208,069
Beneficial conversion feature of debentures         1,233,684                                 1,233,684
                                                    ---------     ---------     ---------    ----------
Total costs and expenses                            7,062,417       960,935        39,898     8,063,249

Net Income/(Loss) Before Income Tax                (6,396,785)      255,411       (39,898)   (6,181,272)

Income Tax                                              1,543        84,286           -          85,829

Minority interest                                        -             -           34,225        34,225

Net Income/(Loss) after Income Tax                 (6,398,328)      171,125                  (6,301,326)
                                                    =========     =========                  ==========

Weighted average number of shares outstanding*      2,385,622                     469,335     2,854,957

Basic loss per share                                    (2.68)                                    (2.21)

* adjusted for 1:4 reverse split on January 4, 2000